SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



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                                   FORM 8-K

                                CURRENT REPORT

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                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):   JUNE 26, 1996


                         DIME COMMUNITY BANCORP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                         0-27782                  11-3297463
- ---------------------------     ----------------------------    ----------------

(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)




          209 Havemeyer Street, Brooklyn, New York                        11211
- ----------------------------------------------------------     -----------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)




Registrant's telephone number, including area code:               (718) 782-6200
                                                               -----------------


                                Not Applicable
- ------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            As of the close of business on June 26, 1996 (the "Effective Time"), Dime Community Bancorp, Inc., a Delaware corporation (the "Company"), and its wholly-owned subsidiary, The Dime Savings Bank of Williamsburgh, a federally chartered stock savings bank ("Dime"), completed the acquisition of Conestoga Bancorp, Inc., a Delaware corporation ("CBI"), pursuant to the Agreement and Plan of Merger dated as of November 2, 1995, by and between Dime and CBI (the "Merger Agreement"). The acquisition (the "Acquisition") by Dime of CBI resulted in the merger of CBI's wholly-owned subsidiary, Pioneer Savings Bank, F.S.B. ("Pioneer") with and into Dime, with Dime as the resulting financial institution. The Board of Directors of Dime as the surviving entity of the merger now consists of all of the respective directors of Dime immediately prior to the merger.

            Upon consummation of the Acquisition, each share of CBI's common stock, par value $.01 per share, issued and outstanding at the Effective Time (other than shares held as treasury stock of CBI and unallocated shares held in the CBI Recognition and Retention Plans and Trusts) has been cancelled and converted automatically into the right to receive $21.31 per share in cash pursuant to the terms and conditions of the Merger Agreement. As a result of the Acquisition, shareholders of CBI were paid approximately $101,271,662 in cash (the "Merger Consideration"). In addition, the Company paid to each holder of an outstanding option which had been granted by CBI to purchase shares of CBI's common stock an amount in cash computed by multiplying (i) any positive difference obtained by subtracting from (x) the per share amount of the Merger Consideration (y) the per share exercise price applicable to such option, by
(ii) the number of shares of CBI common stock subject to such option. These payments amounted to approximately $4,141,473.

            The merger was consummated after satisfaction of certain conditions, including, but not limited to, (i) approval of the Merger Agreement by the shareholders of CBI at a special meeting of shareholders held on March 22, 1996 and (ii) the receipt of all requisite regulatory approvals.

            The Acquisition of CBI occurred immediately after the conversion of Dime from a federally chartered mutual savings bank to a federally chartered stock savings bank (the "Conversion") and the acquisition by the Company of all of the capital stock of Dime issued in the Conversion. A total of 14,547,500 shares of common stock of the Company were sold at the offering price of $10.00 per share, raising $145,475,000 in gross proceeds (the "Offering").

            The source of funds used by the Company to pay the Merger Consideration included a portion of the proceeds of the Offering and cash flows generated in the ordinary course of operation of Dime.



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ITEM 7.     FINANCIAL STATEMENT AND EXHIBITS.

(a) The financial statements of CBI required to be stated herein are incorporated by reference to Part II. Item 8 of CBI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996.

(b) As of the date of this filing, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as possible and in no event later than September 9, 1996.

(c)   The following exhibits are filed with this Report:

      EXHIBIT NO.                         DESCRIPTION
      -----------                         -----------

          2.1 The Agreement and Plan of Merger, dated as of November 2, 1995 by and between The Dime Savings Bank of Williamsburgh and Conestoga Bancorp, Inc., incorporated by reference to the Schedule 13D of The Dime Savings Bank of Williamsburgh with respect to Conestoga Bancorp, Inc. filed with the Securities and Exchange Commission on November 23, 1995.

          99.1          Press Release dated June 26, 1996.

          99.2 Financial Statements of Conestoga Bancorp, Inc. for the fiscal years ended March 31, 1996 and 1995, incorporated by reference to Exhibit 99.1 to the Quarterly Report on Form 10-Q of Dime Community Bancorp, Inc. for the quarter ended March 31, 1996.



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DIME COMMUNITY BANCORP, INC.



                                           By:/s/ Kenneth J. Mahon
                                           -----------------------
                                                  Kenneth J. Mahon
                                                  Senior Vice President and
                                                   Chief Financial Officer


Dated:   July 10, 1996



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                                  EXHIBIT INDEX




   EXHIBIT NO.                          DESCRIPTION                      PAGE
   -----------                          -----------                      ----

      2.1 The Agreement and Plan of Merger, dated as of November 2, 1995, by and between The Dime Savings Bank of Williamsburgh and Conestoga Bancorp, Inc., incorporated by reference to the Schedule 13D of The Dime Savings Bank of Williamsburgh with respect to Conestoga Bancorp, Inc. filed with the Securities and Exchange Commission on November 23, 1995.

     99.1               Press Release dated June 26, 1996.

     99.2 Financial Statements of Conestoga Bancorp, Inc. for the fiscal years ended March 31, 1996 and 1995, incorporated by reference to
                        Exhibit 99.1 to the Quarterly Report on Form
                        10-Q of Dime Community Bancorp, Inc. for the quarter ended March 31, 1996.




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                 EXHIBIT 99.1 PRESS RELEASE DATED JUNE 26, 1996

                                  NEWS RELEASE

Contact:    Timothy B. King
            Vice President and
            Treasurer
            718-782-6200


                          DIME COMMUNITY BANCORP, INC.
                COMPLETES PUBLIC OFFERING - RAISES $145.5 MILLION
              AND COMPLETES ACQUISITION OF CONESTOGA BANCORP, INC.
                         EFFECTIVE AT CLOSE OF BUSINESS


      Brooklyn, New York, June 26, 1996 -- Dime Community Bancorp, Inc. (Nasdaq:
DIME) announced today the completion of the Conversion of The Dime Savings Bank of Williamsburgh from a federally chartered mutual savings bank to a federally chartered stock savings bank and the acquisition by Dime Community Bancorp, Inc. of all the capital stock of the Bank issued in the Conversion. A total of 14,547,500 shares of common stock of Dime Community Bancorp, Inc. were sold at the offering price of $10.00 per share, raising $145,475,000 in gross proceeds.
      Dime also announced that the completion of the acquisition of Conestoga Bancorp, Inc. (Nasdaq: CONE) and its wholly owned subsidiary, Pioneer Savings Bank, F.S.B., will be effective as of the close of business today. Conestoga shareholders will receive $21.31 in cash for each share of common stock. After giving effect to the stock offering and the acquisition, Dime expects to have in excess of $1.2 billion in assets, $949 million in deposits, $207.1 million in stockholders equity and a total of 15 branch offices.
      At a Special Meeting of the members of The Dime Savings Bank of Williamsburgh held on June 21, 1996, the Bank's members approved the plan to convert from a federally chartered mutual savings bank to a stock savings bank.


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      The entire offering was fully subscribed for by Dime of Williamsburgh's depositors and employee benefit plans. Refund payments plus interest will be sent to those subscribers whose subscriptions were not filled in full.
      Vincent F. Palagiano, Chairman of the Board, President and Chief Executive Officer, said, "We are very pleased with the enthusiastic response to the Subscription Offering and look forward to better serving our community as a result of today's transactions." Commenting on the acquisition, Mr. Palagiano said, "In addition to representing a significant expansion of our retail franchise, this acquisition has allowed the Bank to prudently make use of a significant portion of the excess capital that otherwise would have resulted from our initial public offering."
      Shortly after completion of the closing of the offering, trading in Dime Community Bancorp stock commenced on the NASDAQ National Market System under the symbol "DIME".
      Headquartered in Brooklyn, New York, Dime Community Bancorp, Inc. is a Delaware corporation formed by The Dime Savings Bank of Williamsburgh as part of its Plan of Conversion. The Dime Savings Bank of Williamsburgh is now a wholly-owned subsidiary of Dime Community Bancorp, Inc.

                                    [END]



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